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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            ----------------------
                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  April 19, 2001


                               NMT Medical, Inc.
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              (Exact name of registrant as specified in charter)


 Delaware                          000-21001                    95-4090463
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(State or other juris-             (Commission                 (IRS Employer
diction of incorporation)           File Number)             Identification No.)


27 Wormwood Street, Boston, Massachusetts                         02210-1625
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (617) 737-0930


                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

         On April 19, 2001, NMT Medical, Inc. (the "Company") issued a press release announcing that it recently received notice from the Nasdaq National Market (the "NNM") that the Nasdaq Listing Qualifications Panel (the "Panel") of the NNM had determined to continue the listing of the Company's common stock on the NNM. This notice follows a hearing before the Panel held on March 22, 2001 where representatives of the Company presented evidence relating to the Company's ongoing ability to meet the NNM's continued listing requirements, including the maintenance of net tangible assets equal to at least $4 million.

         The Company is obligated to timely file its Quarterly Report on Form 10-Q relating to the quarter ended March 31, 2001 with the SEC and Nasdaq, and until this filing, provide the Panel prompt notification of any significant events involving the Company. The Nasdaq Marketplace Rules provide that the Nasdaq Listing and Hearing Review Council (the "Council") may, on its own motion, determine to review this Panel decision at any time until May 28, 2001. In the event of such a review, there can be no assurance that the Council will affirm the Panel's determination relating to the Company's continued listing on the NNM.

         The Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

Exhibit No.    Description
-----------    -----------

  99.1 Press Release, dated April 19, 2001, announcing receipt of the Nasdaq letter regarding determination of continued listing.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 20, 2001                NMT Medical, Inc.
                                     -----------------
                                     (Registrant)


                                     By: /s/ Richard E. Davis
                                         ----------------------
                                     Name: Richard E. Davis
                                     Title: Vice President and
                                            Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  99.1 Press Release, dated April 19, 2001, announcing receipt of the Nasdaq letter regarding determination of continued listing.